SCUDDER MONEY MARKET FUND
SCUDDER GOVERNMENT & AGENCY MONEY FUND
SCUDDER TAX-EXEMPT MONEY FUND

Supplement to the currently effective Statement of Additional Information

The following information amends the relevant disclosure in the "Management of the Funds - Investment Advisor" section:

The Trust, on behalf of the Funds, pays the Advisor an advisory fee at the annual rate of 0.50% of the first $215 million of the combined average daily net assets of each Fund, 0.375% of the next $335 million of combined net assets, 0.30% of the next $250 million of combined net assets, 0.25% of the next 800 million of combined net assets, 0.24% of the next $800 million of combined net assets, 0.23% of the next $800 million of combined net assets, 0.22% of combined average daily net assets of each Fund over $3.2 billion.




June 14, 2005